Exhibit 99.1
Saga Communications, Inc.
Reports 4th Quarter and Year End 2009 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI – March 4, 2010 – Saga Communications, Inc. (NYSE Amex-SGA) today reported free cash flow increased 1.7% to $19.2 million for the year. Net operating revenue for the year ended December 31, 2009 decreased 13.7% over the comparable period in 2008 to $120.8 million. Station operating expense decreased 10.6% to $94.7 million (station operating expense includes depreciation and amortization attributable to the stations). A large part of the decrease in station operating expense was a result of our cost reduction initiatives. This helped to reduce the impact that the decline in net operating revenue had on our operating results. The Company’s net loss was $2.6 million (-$.61 per fully diluted share) for the year ended December 31, 2009 compared to a net loss of $66.5 million (-$14.05 per fully diluted share) for the same period last year. Results for the full year of 2009 include a pre-tax non-cash impairment charge of $17.3 million related to the Company’s annual impairment test of its indefinite-lived intangible assets. The charge in 2008 was $116.4 million. Without the non-cash impairment charge, the Company would have had a net income of $7.9 million ($1.88 per fully diluted share) for the year compared to $9.9 million for the same period last year ($2.08 per fully diluted share).
For the quarter ended December 31, 2009 free cash flow increased 11.8% to $6.6 million. Net operating revenue decreased 8.9% from the comparable period in 2008 to $31.8 million. Station operating expense decreased 10.2% to $23.9 million (station operating expense includes depreciation and amortization attributable to the stations). The Company’s net loss was $7.4 million for the quarter ended December 31, 2009 compared to a net loss of $74.0 million for the same period last year. Results for the fourth quarter of 2009 include a pre-tax non-cash impairment charge of $17.3 million related to the Company’s review of its indefinite-lived intangible assets. The charge for the quarter in 2008 was $116.4 million.

The Company has maintained a solid balance sheet given the current economic volatility, with $12.9 million in cash balances as of December 31, 2009. As of December 31, 2009, the Company’s trailing 12 month leverage ratio calculated as a multiple of EBITDA was 4.3 times. Netting cash against outstanding debt, the ratio would be 3.9 times. Subsequent to the end of the year, the Company reduced its total debt outstanding to $116 million.
Capital expenditures in the fourth quarter of 2009 were $0.8 million. For the 2009 fiscal year total capital expenditures were $4.0 million. This compares to $2.0 million and $7.1 million for the same respective periods last year. The Company currently expects to spend approximately $4.5 – $5.0 million for capital expenditures during 2010.
All share and per share information reflects the Company’s January 28, 2009 1-for-4 reverse stock split.
The attached Selected Supplemental Financial Data table discloses “as reported” and “same station” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, net income excluding impairment charge, trailing 12 month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.

Saga’s 4th Quarter and Year End 2009 conference call will be on Thursday, March 4, 2010 at 2:00 p.m. EST. The dial-in number for domestic calls is (612) 288-0337. The call can be replayed for 7 days by calling domestically (800) 475-6701 and referring to access code 143180.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00 p.m. EST on March 4, 2010 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Months Ended
December 31, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Operating Results
Net operating revenue	$31,784	$34,890	$120,798	$139,956
Station operating expense	23,856	26,550	94,647	105,805
Corporate general and administrative	1,813	2,368	7,944	9,979
Gain on asset exchange	(495)	—	(495)	(506)
Impairment of intangible assets	17,286	116,443	17,286	116,443

Operating income (loss)	(10,676)	(110,471)	1,416	(91,765)
Interest expense	1,359	1,413	4,948	7,173
Other expense, net	199	49	210	76

Loss before income tax	(12,234)	(111,933)	(3,742)	(99,014)
Income tax benefit	(4,871)	(37,974)	(1,161)	(32,522)

Net loss	$(7,363)	$(73,959)	$(2,581)	$(66,492)

Loss per share
Basic	$(1.74)	$(17.41)	$(0.61)	$(14.05)

Diluted	$(1.74)	$(17.41)	$(0.61)	$(14.05)

Weighted average common shares	4,227	4,249	4,207	4,734
Weighted average common shares and common shares equivalents	4,227	4,249	4,207	4,734

Free Cash Flow
Net loss	$(7,363)	$(73,959)	$(2,581)	$(66,492)
Plus: Depreciation and amortization:
Station	2,057	2,348	8,408	8,739
Corporate	55	62	221	222
Deferred tax benefit	(4,711)	(37,445)	(1,145)	(33,879)
Non-cash compensation	348	374	1,366	1,433
Gain on asset exchange	(495)	—	(495)	(506)
Impairment of intangible assets	17,286	116,443	17,286	116,443
Other expense, net	199	49	210	76
Less: Capital expenditures	(804)	(1,993)	(4,041)	(7,127)

Free cash flow	$6,572	$5,879	$19,229	$18,909

Balance Sheet Data
Working capital			$7,753	$20,438
Net fixed assets			69,216	73,383
Net intangible assets and other assets			96,241	113,276
Total assets			202,351	221,460
Long-term debt (including current portion of $17,078 and $1,061, respectively)			121,078	135,411
Stockholders’ equity			64,093	65,097

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Consolidated
Net operating revenue	$31,784	$34,890	$31,394	$34,883
Station operating expense	23,856	26,550	23,690	26,527
Corporate general and administrative	1,813	2,368	1,813	2,368
Gain on asset exchange	(495)	—	(495)	—
Impairment of intangible assets	17,286	116,443	17,286	116,443

Operating loss	(10,676)	(110,471)	$(10,900)	$(110,455)
Interest expense	1,359	1,413
Other expense, net	199	49
Income tax benefit	(4,871)	(37,974)

Net loss	$(7,363)	$(73,959)

Loss per share:
Basic	$(1.74)	$(17.41)

Diluted	$(1.74)	$(17.41)

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Radio Segment
Net operating revenue	$27,382	$29,756	$26,992	$29,749
Station operating expense	20,325	22,513	20,159	22,490
Impairment of intangible assets	16,206	114,979	16,206	114,979

Operating loss	$(9,149)	$(107,736)	$(9,373)	$(107,720)

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Television Segment
Net operating revenue	$4,402	$5,134	$4,402	$5,134
Station operating expense	3,531	4,037	3,531	4,037
Gain on asset exchange	(495)	—	(495)	—
Impairment of intangible assets	1,080	1,464	1,080	1,464

Operating income (loss)	$286	$(367)	$286	$(367)

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Depreciation and amortization by segment
Radio Segment	$1,598	$1,676	$1,598	$1,676
Television Segment	459	672	459	672
Corporate and Other	55	62	55	62

	$2,112	$2,410	$2,112	$2,410

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station
	Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Consolidated
Net operating revenue	$120,798	$139,956	$119,360	$139,934
Station operating expense	94,647	105,805	93,950	105,724
Corporate general and administrative	7,944	9,979	7,944	9,979
Gain on asset exchange	(495)	(506)	(495)	(506)
Impairment of intangible assets	17,286	116,443	17,286	116,443

Operating income (loss)	1,416	(91,765)	$675	$(91,706)
Interest expense	4,948	7,173
Other expense, net	210	76
Income tax benefit	(1,161)	(32,522)

Net loss	$(2,581)	$(66,492)

Loss per share:
Basic	$(0.61)	$(14.05)

Diluted	$(0.61)	$(14.05)

	As-Reported		Same Station
	Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Radio Segment
Net operating revenue	$104,601	$121,072	$103,163	$121,050
Station operating expense	80,382	90,540	79,685	90,459
Impairment of intangible assets	16,206	114,979	16,206	114,979

Operating income (loss)	$8,013	$(84,447)	$7,272	$(84,388)

	As-Reported		Same Station
	Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Television Segment
Net operating revenue	$16,197	$18,884	$16,197	$18,884
Station operating expense	14,265	15,265	14,265	15,265
Gain on asset exchange	(495)	(506)	(495)	(506)
Impairment of intangible assets	1,080	1,464	1,080	1,464

Operating income	$1,347	$2,661	$1,347	$2,661

	As-Reported		Same Station
	Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Depreciation and amortization by segment
Radio Segment	$6,166	$6,446	$6,143	$6,446
Television Segment	2,242	2,293	2,242	2,293
Corporate and Other	221	222	221	222

	$8,629	$8,961	$8,606	$8,961
			-

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2009 and 2008
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income (Loss)

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2009	Period	2009	2008	Period	2008
Consolidated
Net operating revenue	$31,784	$(390)	$31,394	$34,890	$(7)	$34,883
Station operating expense	23,856	(166)	23,690	26,550	(23)	26,527
Corporate general and administrative	1,813	—	1,813	2,368	—	2,368
Gain on asset exchange	(495)	—	(495)	—	—	—
Impairment of intangible assets	17,286	—	17,286	116,443	—	116,443

Operating loss	$(10,676)	$(224)	$(10,900)	$(110,471)	$16	$(110,455)

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2009	Period	2009	2008	Period	2008

Radio Segment
Net operating revenue	$27,382	$(390)	$26,992	$29,756	$(7)	$29,749
Station operating expense	20,325	(166)	20,159	22,513	(23)	22,490
Impairment of intangible assets	16,206	—	16,206	114,979	—	114,979

Operating loss	$(9,149)	$(224)	$(9,373)	$(107,736)	$16	$(107,720)

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2009	Period	2009	2008	Period	2008

Television Segment
Net operating revenue	$4,402	—	$4,402	$5,134	—	$5,134
Station operating expense	3,531	—	3,531	4,037	—	4,037
Gain on asset exchange	(495)	—	(495)	—	—	—
Impairment of intangible assets	1,080	—	1,080	1,464	—	1,464

Operating income (loss)	$286	—	$286	$(367)	—	$(367)

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2009 and 2008
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income (Loss)

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2009	Period	2009	2008	Period	2008

Consolidated
Net operating revenue	$120,798	$(1,438)	$119,360	$139,956	$(22)	$139,934
Station operating expense	94,647	(697)	93,950	105,805	(81)	105,724
Corporate general and administrative	7,944	—	7,944	9,979	—	9,979
Gain on asset exchange	(495)	—	(495)	(506)	—	(506)
Impairment of intangible assets	17,286	—	17,286	116,443	—	116,443

Operating income (loss)	$1,416	$(741)	$675	$(91,765)	$59	$(91,706)

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2009	Period	2009	2008	Period	2008

Radio Segment
Net operating revenue	$104,601	$(1,438)	$103,163	$121,072	$(22)	$121,050
Station operating expense	80,382	(697)	79,685	90,540	(81)	90,459
Impairment of intangible assets	16,206	—	16,206	114,979	—	114,979

Operating income (loss)	$8,013	$(741)	$7,272	$(84,447)	$59	$(84,388)

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2009	Period	2009	2008	Period	2008

Television Segment
Net operating revenue	$16,197	—	$16,197	$18,884	—	$18,884
Station operating expense	14,265	—	14,265	15,265	—	15,265
Gain on asset exchange	(495)	—	(495)	(506)	—	(506)
Impairment of intangible assets	1,080	—	1,080	1,464	—	1,464

Operating income	$1,347	—	$1,347	$2,661	—	$2,661

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three and Twelve Months Ended
December 31, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported Net Loss to Net Income Excluding Impairment Charge

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Net loss	$(7,363)	$(73,959)	$(2,581)	$(66,492)
Impairment of intangible assets	17,286	116,443	17,286	116,443

Operating income, excluding impairment charge	9,923	42,484	14,705	49,951
Income tax benefit	(4,871)	(37,974)	(1,161)	(32,522)

Income before income tax, excluding impairment charge	5,052	4,510	13,544	17,429
Income tax expense	1,913	2,114	5,623	7,566

Net income, excluding impairment charge	$3,139	$2,396	$7,921	$9,863

Weighted average common shares and common shares equivalent, diluted	4,227	4,249	4,207	4,734
Dilutive securities: Stock options	—	—	1	3

Weighted average common shares and common shares equivalent, diluted	4,227	4,249	4,208	4,737

Earnings per share: Diluted	$0.74	$0.56	$1.88	$2.08

Saga Communications, Inc.
Selected Supplemental Financial Data
Trailing Twelve Month Consolidated EBITDA and Leverage Ratio
As of December 31, 2009
(amounts in 000’s, except ratios)
(Unaudited)

Trailing
Twelve Months
Ended
December 31,
2009
Trailing Twelve Month Consolidated EBITDA
Net income	$(2,581)
Less: Loss on sale of assets	(210)
Gain on exchange of assets	495
Impairment of intangible assets	(17,286)
Interest income	9
Net barter transactions	187

Total exclusions	(16,805)

Consolidated Adjusted Net Income	14,224
Plus: Interest expense	4,948
Income tax benefit	(1,161)
Depreciation & amortization expense	8,629
Amortization of television syndicated programming contracts	706
Non-cash stock based compensation expense	1,366
Less: Cash television programming payments	(725)

Trailing twelve month consolidated EBITDA	$27,987

December 31,
2009
Total long-term debt, including current maturities	$121,078
Divided by trailing twelve month consolidated EBITDA	27,987

Leverage ratio	4.3

Total long-term debt, including current maturities	$121,078
Less: Cash and cash equivalents as of December 31, 2009	(12,899)

Long-term debt, including current maturities less cash and
cash equivalents as of December 31, 2009	108,179
Divided by trailing twelve month consolidated EBITDA	27,987

Leverage ratio	3.9